Executive Leadership Team Jae Evans, Isabella Bank Corporation, Chief Executive Officer Jae A. Evans was appointed a director of Isabella Bank Corporation and the Bank and elected Chief Executive Officer of Isabella Bank Corporation effective January 1, 2014. Mr. Evans has been employed by the Corporation since 2008 and has over 39 years of banking experience. He served as Chief Operations Officer of the Bank from June 2011 to December 31, 2013 and President of the Greenville Division of the Bank from January 1, 2008 to June 2011. Mr. Evans is a board member for The Community Bankers of Michigan, Art Reach of Mid Michigan, and is the Chair of the EightCAP governing board. Mr. Evans is also past Vice Chair of the Carson City Hospital, was president of the Greenville Rotary Club, and past Chair of The Community Bankers of Michigan. Jerome Schwind, Isabella Bank President & Chief Operations Officer Jerome E. Schwind was appointed to President and Chief Operations Officer of the Bank effective December 31, 2015. Mr. Schwind has been employed by the Corporation since 1999 and has over 25 years of banking experience. He served as Executive Vice President and Chief Operations Officer of the Bank from December 2013 to December 2015, Chief Integration Officer from December 2012 to December 2013, and President of the Mecosta Division of the Bank from December 2003 to December 2012. Mr. Schwind serves as the treasurer for the Middle Michigan Development Corporation and is a member of the Finance Advisory Board for the Ferris State University College of Business. He is past chair of the Mecosta County Development Corporation, past vice-chair of the Mecosta County Medical Center, and a former member of the Friends of Ferris Board. Dennis Angner, Isabella Bank Corporation President & Chief Financial Officer Dennis P. Angner has been a director of Isabella Bank Corporation and the Bank since 2000. Mr. Angner has been principally employed by the Corporation since 1984 and has over 37 years of banking experience. He has served as President of Isabella Bank Corporation since December 30, 2001 and CFO since January 1, 2010. Mr. Angner served as Chief Executive Officer of Isabella Bank Corporation from December 30, 2001 through December 31, 2009. He is a past Chair of the Michigan Bankers Association and is currently serving as Chairman of its taxation committee, is a member of the American Bankers Association Government Relations Council, and served on the Central Michigan American Red Cross board for over 20 years.

David J. Maness - Chairman Joseph LaFramboise President Sales and Marketing Executive (retired) Maness Petroleum Corporation Ford Motor Company Jae A. Evans Thomas L. Kleinhardt Chief Executive Officer President Isabella Bank Corporation McGuire Chevrolet Dennis P. Angner W. Joseph Manifold, CPA President and Chief Financial Officer Chief Financial Officer (retired) Isabella Bank Corporation Federal Broach & Machine Company Dr. Jeffrey J. Barnes W. Michael McGuire Physician and Shareholder Director of the Office of the Corporate Secretary (retired) Lansing Ophthalmology, PC The Dow Chemical Company Richard J. Barz Sarah R. Opperman Chief Executive Officer (retired) Principal Isabella Bank Corporation Opperman Consulting, LLC G. Charles Hubscher Gregory V. Varner President Research Director Hubscher and Son, Inc. Michigan Bean Commission Board of Directors

Isabella Bank was founded in 1903 29 banking offices throughout seven Mid-Michigan counties Deposit, loan, investment, trust, and electronic banking services Five- star rating from Bauer Financial, Inc. 33 consecutive years of increased cash dividends About Us

About Us 397 Employees 175 Employees (44%) have been with us more than 10 years 72 Employees (18%) have been with us more than 20 years Less than 14% Employee Turnover (Industry Average 17%) Top Workplaces by the Detroit Free Press, Three Consecutive Years Source: www.compensationforce.com/2014/02/2013-turnover-rates-by-industry.html

Shareholder Statistics 3,044 Shareholders and 7,795,149 Outstanding Shares 71.3% of Employees are Shareholders Paid Cash Dividends Every Year Since 1948 Source: Shareholder Services, As of 12/31/15

Our Market Area

Retail Health Care Agriculture Education Manufacturing Local Economic Drivers

Our Vision is to be recognized as a leading independent community bank. Our Vision

Strategic Objectives Provide high quality, personalized service to our customers Enhance shareholder value through strategic growth and profitability Promote economic growth, business development, and community service Evaluate expansion strategies to contribute to growth and financial success Enhance our sales culture to deepen customer relationships and increase financial success

Market Share Rank Banks in Market Percent Market Share Clare County 2 4 33.79% Gratiot County 3 5 19.38% Isabella County 1 6 62.21% Mecosta County 1 7 29.69% Midland County 4 8 3.25% Montcalm County 2 8 18.22% Saginaw County 9 15 3.88% Source: FDIC – Isabella Bank Deposit Market Share As of June 30, 2015

Loan Quality Indicators Source: Internal 9/30/15 12/31/14 Loans past due and nonaccrual to gross loans 0.46% 1.09% Nonperforming loans to gross loans 0.10% 0.50% Nonperforming assets to total assets 0.09% 0.33% ALLL to gross loans 0.98% 1.21%

Loan Quality History Source: Internal (0.20) - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 Net Charge-Offs to Total Loans (%) Non Performing Loans to Total Loans (%) ALLL to Gross Loans (%)

9/30/15 12/31/14 12/31/13 Total Assets $1,619,250 $1,549,543 $1,493,137 Total Assets Under Management $2,300,642 $2,222,060 $2,138,222 Total Investments $628,612 $567,534 $512,062 Gross Loans $833,347 $833,582 $808,037 Source: Internal Balance Sheet Highlights (dollars in thousands)

Investment Portfolio Highlights Source: Internal (dollars in thousands)

Loan Portfolio Highlights Source: Internal (dollars in thousands)

Deposit Portfolio Highlights Source: Internal (dollars in thousands)

9/30/15 12/31/14 12/31/13 Return On Average Total Assets 1.00% 0.90% 0.86% Return On Average Shareholders’ Equity 8.80% 8.60% 7.67% Return On Average Tangible Shareholders' Equity 12.06% 10.80% 10.71% Performance Ratios Source: Internal

9/30/15 12/31/14 12/31/13 Shareholder Equity to Assets 11.30% 11.27% 10.76% Tier 1 Leverage 8.54% 8.59% 8.46% Total Risk-Based Capital 14.19% 15.18% 14.92% Capital Ratio Highlights Source: Internal

Earnings Per Share Source: Internal $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2010 2011 2012 2013 2014 09/30/2015

25 Year Compounded Growth Rate Source: Internal Net Income 7.10% Ending Assets 7.98% Earnings Per Share 5.77% Ending Book Value 5.72% Per Share Cash Dividend 8.00% (Through December 31, 2014)

Total Return Performance Source: SNL Financial 0 50 100 150 200 250 2010 2011 2012 2013 2014 2015 Isabella Bank Corporation NASDAQ Composite NASDAQ Bank (Through December 31, 2015) The graph assumes the value of an investment in the Corporation’s common stock and each index was $100 at December 31, 2010 and all dividends are reinvested.

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Thank You This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Isabella Bank Corporation’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Isabella Bank Corporation’s actual results to differ materially from those described in the forward-looking statements can be found in Isabella Bank Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015, which have been filed with the Securities and Exchange Commission and are available on the Bank’s website at www.isabellabank.com, and on the Securities and Exchange Commission’s website (www.sec.gov). Isabella Bank Corporation does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.